Prospectus

November 10, 2003

Putnam Prime Money Market Fund

Institutional Class (Class I shares)
Service Class (Class S shares)
Investor Service Class (Class A shares)
Investor Service Plus Class (Class R shares)

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 6  How does the fund price its shares?

 7  How do I buy fund shares?

 8  How do I sell fund shares?

 9  Fund distributions and taxes

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We invest mainly in instruments that:

* are high quality and

* have short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are estimates for the fund's current fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                     Class I   Class S   Class A   Class R
-------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)                       NONE      NONE      NONE      NONE

Maximum Deferred Sales
Charge (Load) (as a
percentage of the
original purchase price
or redemption proceeds,
whichever is lower)                   NONE      NONE      NONE      NONE
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-----------------------------------------------------------------------------------------------------------
                                                                       Total
                                                                       Annual
                                                                        Fund
         Management   Administrative   Distribution      Other       Operating     Expense          Net
            Fees          Fees         (12b-1) Fees     Expenses      Expenses   Reimbursement*   Expenses*
-----------------------------------------------------------------------------------------------------------
Class I    0.20%         0.05%             NONE          0.03%         0.28%        -0.08%          0.20%
Class S    0.20%         0.05%            0.10%          0.03%         0.38%        -0.08%          0.30%
Class A    0.20%         0.05%            0.25%          0.03%         0.53%        -0.08%          0.45%
Class R    0.20%         0.05%            0.50%          0.03%         0.78%        -0.08%          0.70%
-----------------------------------------------------------------------------------------------------------
* Reflects Putnam Management's contractual obligation to limit fund expenses through 9/30/04.


EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that the fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                                                    1 year       3 years
-------------------------------------------------------------------------------
Class I                                               $20           $82
Class S                                               $31          $114
Class A                                               $46          $162
Class R                                               $72          $241
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other things, credit and interest rate risks as well as general market conditions when deciding whether to buy or sell investments. The main investment strategies and related risks for the fund are set out below.

We pursue the fund's goal by investing in money market investments, such as certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances issued by banks with deposits in excess of $2 billion
(or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.

* Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund's total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund's shares may be more vulnerable to decreases in value than those of money market funds that invest in issues in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

* Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the fund receives from them, but could affect the value of the fund's shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit quality. The fund buys only high quality investments.

  These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating) or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main credit risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

* Other investments. In addition to the main investment strategies described above, we may make other investments and be subject to other risks as described in the statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets at an annual rate of 0.20%. In addition, Putnam Management receives a monthly administrative services fee based on the fund's average net assets at an annual rate of 0.05%. Putnam Management's address is One Post Office Square, Boston, MA 02109.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Shares are generally valued as of 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open. In addition, the fund may elect to value its shares on days the NYSE is closed if the fund determines in its discretion that opening for shareholder transactions is in the best interests of shareholders. On any day when the Bond Market Association ("BMA") recommends that the securities markets close early, the fund may value its shares as of or prior to the BMA recommended closing time rather than at 5:00 p.m. If the fund does so, purchase and redemption orders received by 4:00 p.m. but after the time the fund values its shares will be processed when the fund next values its shares (typically at 5:00 p.m.) the next business day.

The fund values its investments at amortized cost, which approximates market value.

How do I buy fund shares?

Shares of the fund are sold at the net asset value per share determined after confirmation of a purchase order by Putnam Investor Services. The minimum initial order size is $10 million. Orders placed by a financial institution for more than one client may be aggregated for purposes of the minimum initial order size. Purchase orders for shares are only accepted on days the fund is open for business and must be received by 4:00 p.m. Eastern Time to be processed that day. The fund may at its discretion reject any purchase order at any time.

Payment for shares must be transmitted to the fund by wire in federal funds or other immediately available funds. Please call Putnam Investor Services (at 1-800-752-2693) with information about your purchase before wiring funds. The fund must receive all wires in proper form before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund has incurred or for interest and penalties.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

* Distribution (12b-1) plans. The fund has adopted distribution plans with respect to its class S, class A and class R shares to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 0.25% on class S shares, 0.35% on class A shares and 1.00% on class R shares. The Trustees currently limit such payments on class S, class A and class R shares to 0.10%, 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class S, class A and class R shares means they have higher expense ratios and lower dividends than class I shares.

In addition, financial institutions purchasing or holding shares for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. You should therefore consider the terms of any account you may have with an institution before purchasing shares. Institutions purchasing shares on behalf of customers are responsible for transmitting orders to the fund in accordance with customer agreements.

How do I sell fund shares?

You can sell your shares back to the fund any day the fund determines its net asset value (normally when the New York Stock Exchange is open). Shares are redeemed at the net asset value next determined after Putnam Investor Services receives the redemption request in good order. You will need to contact Putnam Investor Services (at 1-800-752-2693) by 5:00 p.m. Eastern Time for the order to be processed that day.

Typically the proceeds will be wired by Putnam the day the order is received. However, there may be circumstances under which the fund is not able to pay the redemption proceeds on the day the order is received, in which case payment will ordinarily be made on the next business day. If you have not provided appropriate wire instructions, or if you request that a check be mailed, the check will generally be mailed the next business day after the order was processed. Redemptions may be suspended or payment postponed under the conditions specified in section 22(e) of the Investment Company Act of 1940.

Putnam Investor Services will be authorized to accept redemption instructions received by telephone. However, when deemed appropriate, Putnam Investor Services may require a signature guarantee with respect to redemptions of shares, and may require additional documentation for sales by a corporation, partnership, agent, fiduciary or surviving joint owner. In such cases, a redemption request will not be considered "in good order" until such signature guarantee or additional documentation has been received. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Institutions redeeming shares on behalf of customers are responsible for transmitting orders in accordance with customer agreements.

If you own fewer shares than the minimum set by the Trustees, the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

* Exchanges. The fund's shares are not exchangeable into shares of any other Putnam fund.

Fund distributions and taxes

The fund declares a distribution daily of all its net income. Shares begin accruing dividends on the day the purchase of shares is effected and continue to accrue dividends through the day before such shares are redeemed. The fund normally distributes any net investment income monthly. You may choose to:

* reinvest all distributions in additional shares;

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. Dividends are paid by wire transfer or, if requested by a shareholder, by check. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund.

For federal income tax purposes, distributions of investment income are treated as ordinary income. The fund does not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


[This page left intentionally blank]


[This page left intentionally blank]


For more information
about Putnam Prime
Money Market Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-752-2693.


You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-2693

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7513       208215 11/03



Prospectus

November 10, 2003

Putnam Prime Money Market Fund

Investor Service Class (Class A shares)

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Fees and expenses

 3  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 6  How does the fund price its shares?

 7  How do I buy fund shares?

 8  How do I sell fund shares?

 9  Fund distributions and taxes


[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We invest mainly in instruments that:

* are high quality and

* have short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are estimates for the fund's current fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
                                                                 Class A
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                          NONE

Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase price or
redemption proceeds, whichever is lower)                         NONE
------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------------------------------
                                                                  Total
                                                                  Annual
                                                                  Fund
              Management  Administrative  Distribution  Other     Operating  Expense         Net
              Fees        Fees            (12b-1) Fees  Expenses  Expenses   Reimbursement*  Expenses*
-------------------------------------------------------------------------------------------------------
Class A       0.20%       0.05%           0.25%         0.03%     0.53%      -0.08%          0.45%
-------------------------------------------------------------------------------------------------------


* Reflects Putnam Management's contractual obligation to limit fund expenses through 9/30/04.

EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that the fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------
                                     1 year       3 years
------------------------------------------------------------
Class A                                 $46          $162
------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other things, credit and interest rate risks as well as general market conditions when deciding whether to buy or sell investments. The main investment strategies and related risks for the fund are set out below.

We pursue the fund's goal by investing in money market investments, such as certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.

* Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund's total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund's shares may be more vulnerable to decreases in value than those of money market funds that invest in issues in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

* Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the fund receives from them, but could affect the value of the fund's shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit quality. The fund buys only high quality investments.
  These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating) or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main credit risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

* Other investments. In addition to the main investment strategies described above, we may make other investments and be subject to other risks as described in the statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets at an annual rate of 0.20%. In addition, Putnam Management receives a monthly administrative services fee based on the fund's average net assets at an annual rate of 0.05%. Putnam Management's address is One Post Office Square, Boston, MA 02109.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Shares are generally valued as of 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open. In addition, the fund may elect to value its shares on days the NYSE is closed if the fund determines in its discretion that opening for shareholder transactions is in the best interests of shareholders. On any day when the Bond Market Association ("BMA") recommends that the securities markets close early, the fund may value its shares as of or prior to the BMA recommended closing time rather than at 5:00 p.m. If the fund does so, purchase and redemption orders received by 4:00 p.m. but after the time the fund values its shares will be processed when the fund next values its shares (typically at 5:00 p.m.) the next business day.

The fund values its investments at amortized cost, which approximates market value.

How do I buy fund shares?

Shares of the fund are sold at the net asset value per share determined after confirmation of a purchase order by Putnam Investor Services. The minimum initial order size is $10 million. Orders placed by a financial institution for more than one client may be aggregated for purposes of the minimum initial order size. Purchase orders for shares are only accepted on days the fund is open for business and must be received by 4:00 p.m. Eastern Time to be processed that day. The fund may at its discretion reject any purchase order at any time.

Payment for shares must be transmitted to the fund by wire in federal funds or other immediately available funds. Please call Putnam Investor Services (at 1-800-752-2693) with information about your purchase before wiring funds. The fund must receive all wires in proper form before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund has incurred or for interest and penalties.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

* Distribution (12b-1) plans. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at the annual rate (based on average net assets) of up to 0.35% on class A shares. The Trustees currently limit such payments on class A to 0.25% of average net assets. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

In addition, financial institutions purchasing or holding shares for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. You should therefore consider the terms of any account you may have with an institution before purchasing shares. Institutions purchasing shares on behalf of customers are responsible for transmitting orders to the fund in accordance with customer agreements.

How do I sell fund shares?

You can sell your shares back to the fund any day the fund determines its net asset value (normally when the New York Stock Exchange is open). Shares are redeemed at the net asset value next determined after Putnam Investor Services receives the redemption request in good order. You will need to contact Putnam Investor Services (at 1-800-752-2693) by 5:00 p.m. Eastern Time for the order to be processed that day.

Typically the proceeds will be wired by Putnam the day the order is received. However, there may be circumstances under which the fund is not able to pay the redemption proceeds on the day the order is received, in which case payment will ordinarily be made on the next business day. If you have not provided appropriate wire instructions, or if you request that a check be mailed, the check will generally be mailed the next business day after the order was processed. Redemptions may be suspended or payment postponed under the conditions specified in section 22(e) of the Investment Company Act of 1940.

Putnam Investor Services will be authorized to accept redemption instructions received by telephone. However, when deemed appropriate, Putnam Investor Services may require a signature guarantee with respect to redemptions of shares, and may require additional documentation for sales by a corporation, partnership, agent, fiduciary or surviving joint owner. In such cases, a redemption request will not be considered "in good order" until such signature guarantee or additional documentation has been received. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Institutions redeeming shares on behalf of customers are responsible for transmitting orders in accordance with customer agreements.

If you own fewer shares than the minimum set by the Trustees, the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

* Exchanges. The fund's shares are not exchangeable into shares of any other Putnam fund.

Fund distributions and taxes

The fund declares a distribution daily of all its net income. Shares begin accruing dividends on the day the purchase of shares is effected and continue to accrue dividends through the day before such shares are redeemed. The fund normally distributes any net investment income monthly. You may choose to:

* reinvest all distributions in additional shares;

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. Dividends are paid by wire transfer or, if requested by a shareholder, by check. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund.

For federal income tax purposes, distributions of investment income are treated as ordinary income. The fund does not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


[This page left intentionally blank]


[This page left intentionally blank]


For more information
about Putnam Prime
Money Market Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-752-2693.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-2693

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7513                   208212 11/03



Prospectus

November 10, 2003

Putnam Prime Money Market Fund

Institutional Class (Class I shares)

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Fees and expenses

 3  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 6  How does the fund price its shares?

 7  How do I buy fund shares?

 8  How do I sell fund shares?

 9  Fund distributions and taxes

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- Income

We invest mainly in instruments that:

* are high quality and

* have short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are estimates for the fund's current fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
                                                                 Class I
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                           NONE

Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase price or
redemption proceeds, whichever is lower)                          NONE
------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-----------------------------------------------------------------------------------------------------------
                                                                       Total
                                                                       Annual
                                                                        Fund
         Management   Administrative   Distribution      Other       Operating     Expense          Net
            Fees          Fees         (12b-1) Fees     Expenses      Expenses   Reimbursement*   Expenses*
-----------------------------------------------------------------------------------------------------------
Class I    0.20%          0.05%           NONE           0.03%         0.28%        -0.08%           0.20%
-----------------------------------------------------------------------------------------------------------
* Reflects Putnam Management's contractual obligation to limit fund expenses through 9/30/04.


EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that the fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                                                1 year       3 years
------------------------------------------------------------------------------
Class I                                           $20           $82
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other things, credit and interest rate risks as well as general market conditions when deciding whether to buy or sell investments. The main investment strategies and related risks for the fund are set out below.

We pursue the fund's goal by investing in money market investments, such as certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.

* Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund's total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund's shares may be more vulnerable to decreases in value than those of money market funds that invest in issues in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

* Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the fund receives from them, but could affect the value of the fund's shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit quality. The fund buys only high quality investments.
  These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating) or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main credit risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

* Other investments. In addition to the main investment strategies described above, we may make other investments and be subject to other risks as described in the statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets at an annual rate of 0.20%. In addition, Putnam Management receives a monthly administrative services fee based on the fund's average net assets at an annual rate of 0.05%. Putnam Management's address is One Post Office Square, Boston, MA 02109.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Shares are generally valued as of 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open. In addition, the fund may elect to value its shares on days the NYSE is closed if the fund determines in its discretion that opening for shareholder transactions is in the best interests of shareholders. On any day when the Bond Market Association ("BMA") recommends that the securities markets close early, the fund may value its shares as of or prior to the BMA recommended closing time rather than at 5:00 p.m. If the fund does so, purchase and redemption orders received by 4:00 p.m. but after the time the fund values its shares will be processed when the fund next values its shares (typically at 5:00 p.m.) the next business day.

The fund values its investments at amortized cost, which approximates market value.

How do I buy fund shares?

Shares of the fund are sold at the net asset value per share determined after confirmation of a purchase order by Putnam Investor Services. The minimum initial order size is $10 million. Orders placed by a financial institution for more than one client may be aggregated for purposes of the minimum initial order size. Purchase orders for shares are only accepted on days the fund is open for business and must be received by 4:00 p.m. Eastern Time to be processed that day. The fund may at its discretion reject any purchase order at any time.

Payment for shares must be transmitted to the fund by wire in federal funds or other immediately available funds. Please call Putnam Investor Services (at 1-800-752-2693) with information about your purchase before wiring funds. The fund must receive all wires in proper form before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund has incurred or for interest and penalties.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Financial institutions purchasing or holding shares for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. You should therefore consider the terms of any account you may have with an institution before purchasing shares. Institutions purchasing shares on behalf of customers are responsible for transmitting orders to the fund in accordance with customer agreements.

How do I sell fund shares?

You can sell your shares back to the fund any day the fund determines its net asset value (normally when the New York Stock Exchange is open). Shares are redeemed at the net asset value next determined after Putnam Investor Services receives the redemption request in good order. You will need to contact Putnam Investor Services (at 1-800-752-2693) by 5:00 p.m. Eastern Time for the order to be processed that day.

Typically the proceeds will be wired by Putnam the day the order is received. However, there may be circumstances under which the fund is not able to pay the redemption proceeds on the day the order is received, in which case payment will ordinarily be made on the next business day. If you have not provided appropriate wire instructions, or if you request that a check be mailed, the check will generally be mailed the next business day after the order was processed. Redemptions may be suspended or payment postponed under the conditions specified in section 22(e) of the Investment Company Act of 1940.

Putnam Investor Services will be authorized to accept redemption instructions received by telephone. However, when deemed appropriate, Putnam Investor Services may require a signature guarantee with respect to redemptions of shares, and may require additional documentation for sales by a corporation, partnership, agent, fiduciary or surviving joint owner. In such cases, a redemption request will not be considered "in good order" until such signature guarantee or additional documentation has been received. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Institutions redeeming shares on behalf of customers are responsible for transmitting orders in accordance with customer agreements.

If you own fewer shares than the minimum set by the Trustees, the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

* Exchanges. The fund's shares are not exchangeable into shares of any other Putnam fund.

Fund distributions and taxes

The fund declares a distribution daily of all its net income. Shares begin accruing dividends on the day the purchase of shares is effected and continue to accrue dividends through the day before such shares are redeemed. The fund normally distributes any net investment income monthly. You may choose to:

* reinvest all distributions in additional shares;

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. Dividends are paid by wire transfer or, if requested by a shareholder, by check. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund.

For federal income tax purposes, distributions of investment income are treated as ordinary income. The fund does not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


[This page left intentionally blank]


[This page left intentionally blank]


For more information
about Putnam Prime
Money Market Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-752-2693.


You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-2693

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7513       208214 11/03




Prospectus

November 10, 2003

Putnam Prime Money Market Fund

Class P shares


Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


CONTENTS


2 Fund summary

2 Goal

2 Main investment strategies

2 Main risks

2 Performance information

3 Fees and expenses

4 What are the fund's main investment strategies and related risks?

6 Who manages the fund?

6 How does the fund price its shares?

6 How do I buy fund shares?

7 How do I sell fund shares?

7 Fund distributions and taxes


Fund summary

GOALS

The fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- Income

We invest mainly in instruments that:

are high quality and

have short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

The risk that the effects of inflation may erode the value of your investment over time.

The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.


The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year.

FEES AND EXPENSES


This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are estimates for the fund's current fiscal year.

Shareholder Fees (fees paid directly from your investment)
---------------------------------------------------------------


                                                    Class P
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering
price)                                               NONE


Maximum Deferred Sales Charge
(Load) (as a percentage of the
original purchase price or
redemption proceeds, whichever
is lower)                                            NONE




Annual Fund Operating Expenses (expenses that are deducted from fund assets)
-----------------------------------------------------------------------------------------------------

                                                                 Total
                                                                 Annual
                                                                  Fund
         Management  Administrative   Distribution    Other     Operating    Expense          Net
            Fees         Fees         (12b-1) Fees   Expenses   Expenses   Reimbursement*   Expenses*
-----------------------------------------------------------------------------------------------------
Class P    0.20%        0.05%            NONE         0.03%      0.28%       (0.08)%         0.20%
-----------------------------------------------------------------------------------------------------

* Reflects Putnam Management's contractual obligation to limit fund expenses through 9/30/04.



EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that the fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.


-------------------------------------------------------------------------------
                                 1 year                3 years
-------------------------------------------------------------------------------
Class P                           $20                   $82
-------------------------------------------------------------------------------


What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other things, credit and interest rate risks as well as general market conditions when deciding whether to buy or sell investments. The main investment strategies and related risks for the fund are set out below.


We pursue the fund's goal by investing in money market investments, such as certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.


Concentration of investments.   We may invest without limit in money
market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund's total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund's shares may be more vulnerable to decreases in value than those of money market funds that invest in issues in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the fund receives from them, but could affect the value of the fund's shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

Credit quality.

The fund buys only high quality investments.  These are:

rated in one of the two highest categories by at least two nationally recognized rating services,

rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating) or unrated investments that we determine are of equivalent quality.


The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main credit risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.


Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

Other investments.   In addition to the main investment strategies
described above, we may make other investments and be subject to other risks as described in the statement of additional information (SAI).


Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities and may prevent the fund from achieving its goal.

Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


Who manages the fund?


The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets at an annual rate of 0.20%. In addition, Putnam Management receives a monthly administrative services fee based on the fund's average net assets at an annual rate of 0.05%. Putnam Management's address is One Post Office Square, Boston, MA 02109.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Shares are generally valued as of 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open. In addition, the fund may elect to value its shares on days the NYSE is closed if the fund determines in its discretion that opening for shareholder transactions is in the best interests of shareholders. On any day when the Bond Market Association ("BMA") recommends that the securities markets close early, the fund may value its shares as of or prior to the BMA recommended closing time rather than at 5:00 p.m. If the fund does so, purchase and redemption orders received by 4:00 p.m. but after the time the fund values its shares will be processed when the fund next values its shares (typically at 5:00 p.m.) the next business day.

The fund values its investments at amortized cost, which approximates market value.


How do I buy fund shares?


Class P shares are only available to other Putnam mutual funds. Shares of the fund are sold at the net asset value per share determined after confirmation of a purchase order by Putnam Investor Services.
Purchase orders for shares are only accepted on days the fund is open for business and must be received by 4:00 p.m. Eastern Time to be processed that day. The fund may at its discretion reject any purchase order at any time.

Payment for shares must be transmitted to the fund by wire in federal funds or other immediately available funds. Please call Putnam Investor Services (at 1-800-752-2693) with information about your purchase before wiring funds. The fund must receive all wires in proper form before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund has incurred or for interest and penalties.


To eliminate the need for safekeeping, the fund will not issue certificates for shares.




How do I sell fund shares?


You can sell your shares back to the fund any day the fund determines its net asset value (normally when the New York Stock Exchange is open). Shares are redeemed at the net asset value next determined after Putnam Investor Services receives the redemption request in good order. You will need to contact Putnam Investor Services (at 1-800-752-2693) by 5:00 p.m. Eastern Time for the order to be processed that day.

Typically the proceeds will be wired by Putnam the day the order is received. However, there may be circumstances under which the fund is not able to pay the redemption proceeds on the day the order is received, in which case payment will ordinarily be made on the next business day. If you have not provided appropriate wire instructions, or if you request that a check be mailed, the check will generally be mailed the next business day after the order was processed. Redemptions may be suspended or payment postponed under the conditions specified in section 22(e) of the Investment Company Act of 1940.

Putnam Investor Services will be authorized to accept redemption instructions received by telephone. However, when deemed appropriate, Putnam Investor Services may require a signature guarantee with respect to redemptions of shares, and may require additional documentation for sales by a corporation, partnership, agent, fiduciary or surviving joint owner. In such cases, a redemption request will not be considered "in good order" until such signature guarantee or additional documentation has been received. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.


Institutions redeeming shares on behalf of customers are responsible for transmitting orders in accordance with customer agreements.


If you own fewer shares than the minimum set by the Trustees, the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Exchanges. The fund's shares are not exchangeable into shares of any other Putnam fund.


Fund distributions and taxes

The fund declares a distribution daily of all its net income. Shares begin accruing dividends on the day the purchase of shares is effected and continue to accrue dividends through the day before such shares are redeemed. The fund normally distributes any net investment income monthly. You may choose to:

reinvest all distributions in additional shares;

receive all distributions in cash.


If you do not select an option when you open your account, all distributions will be reinvested. Dividends are paid by wire transfer or, if requested by a shareholder, by check. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund.


For federal income tax purposes, distributions of investment income are treated as ordinary income. The fund does not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


For more information about Putnam Prime Money Market Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800- 752-2693.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109

             1-800-752-2693

             Address correspondence to


             Putnam Investor Services
             P.O.  Box 41203
             Providence, Rhode Island 02940-1203
             www.putnaminvestments.com


             File No.  811-7513




PUTNAM PRIME MONEY MARKET FUND


A Series of Putnam Funds Trust

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


November 10, 2003

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's prospectus dated November 10, 2003, as revised from time to time, call Putnam Investor Services at 1-800- 752-2693 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.


TABLE OF CONTENTS

PART I


FUND ORGANIZATION AND CLASSIFICATION.........................................3
INVESTMENT RESTRICTIONS..................................................... 4
CHARGES AND EXPENSES.........................................................5
INDEPENDENT ACCOUNTANTS......................................................8

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS................... 1
TAXES.......................................................................25
MANAGEMENT................................................................. 29
DETERMINATION OF NET ASSET VALUE........................................... 41
HOW TO BUY SHARES.......................................................... 42
DISTRIBUTION PLANS......................................................... 52
INVESTOR SERVICES.......................................................... 56
SIGNATURE GUARANTEES....................................................... 59
SUSPENSION OF REDEMPTIONS.................................................. 59
SHAREHOLDER LIABILITY...................................................... 59
PROXY VOTING GUIDELINES AND PROCEDURES..................................... 59
STANDARD PERFORMANCE MEASURES...............................................59
ADVERTISING AND SALES LITERATURE........................................... 60
SECURITIES RATINGS......................................................... 67
DEFINITIONS................................................................ 71
APPENDIX A................................................................. 72


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION


Putnam Prime Money Market Fund is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to May 9, 2003, the fund was known as Putnam Institutional Money Market Fund.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.


(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) in any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.


The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

                ---------------------------------

All percentage limitations on investments (other than pursuant to non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


CHARGES AND EXPENSES

Management fees

Under a Management Contract with the Trust dated February 13, 2003, the fund pays a monthly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the month, at the annual rate of 0.20% of the average net asset value of the fund. Under the Management Contract Putnam Management provides the fund with an investment program and makes investment decisions on behalf of the fund.


The Trust has also entered into an Administrative Services Contract with Putnam Management under which Putnam Management provides office space and equipment, and fund accounting, bookkeeping and clerical services (including determination of net asset value but excluding shareholder accounting services). Under this Administrative Services Contract with the Trust dated February 13, 2003, the fund pays a monthly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the month, at the annual rate of 0.05% of the average net asset value of the fund.

Expense limitation. In order to limit expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2004 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred extraordinary expenses, and payments under the fund's distribution plan) would exceed an annual rate of 0.20% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the estimated fees to be paid to each Trustee by the fund for its full fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2002:



COMPENSATION TABLE

                 Estimated                            Estimated annual        Total
                 aggregate     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)         $4,763               $1,129              $100,000          $216,750

Charles B. Curtis/
2001             $4,670                 $931              $100,000          $206,250

John A. Hill/
1985 (4)(6)      $8,029               $1,328              $200,000          $388,250

Ronald J. Jackson/
1996 (4)         $4,670               $1,044              $100,000          $207,250

Paul L. Joskow/
1997 (4)         $4,716                 $831              $100,000          $203,750

Elizabeth T. Kennan/
1992             $4,694               $1,369              $100,000          $204,250

John H. Mullin, III/
1997 (4)         $4,728               $1,275              $100,000          $210,000

Robert E. Patterson/
1984             $4,728                 $745              $100,000          $211,000

George Putnam, III/
1984 (6)         $5,838                 $612              $125,000          $253,000

A.J. C. Smith/
1986 (5)             $0                   $0               $91,833                $0

W. Thomas Stephens/
1997 (4)         $4,647               $1,164              $100,000          $203,250

W. Nicholas Thorndike/
1992             $4,734               $1,769              $100,000          $204,500



(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Marsh & McLennan Companies, Inc., compensates Mr. Smith for his services as Trustee. The estimated annual retirement benefits shown in this table for Mr. Smith reflects benefits earned under the funds' retirement plan prior to July 1, 2000.


(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership


As of the date of this SAI, Putnam Investments owned of record and beneficially 100% of the shares of the fund, and therefore may be deemed to "control" the fund. Putnam Investments, a Delaware limited liability company, is owned by Putnam Investments Trust, a Massachusetts business trust, which in turn is owned by Marsh & McLennan Companies, Inc., a Delaware corporation. The address of Putnam Investments is One Post Office Square, Boston, MA 02109.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, Boston,
Massachusetts 02110, are the fund's independent accountants providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.



TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS       II-1
TAXES                                                          II-25
MANAGEMENT                                                     II-29
DETERMINATION OF NET ASSET VALUE                               II-41
HOW TO BUY SHARES                                              II-42
DISTRIBUTION PLANS                                             II-52
INVESTOR SERVICES                                              II-56
SIGNATURE GUARANTEES                                           II-59
SUSPENSION OF REDEMPTIONS                                      II-59
SHAREHOLDER LIABILITY                                          II-59
PROXY VOTING GUIDELINES AND PROCEDURES                         II-59
STANDARD PERFORMANCE MEASURES                                  II-59
ADVERTISING AND SALES LITERATURE                               II-60
SECURITIES RATINGS                                             II-67
DEFINITIONS                                                    II-71
APPENDIX A                                                     II-72


THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options.
In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.
 The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans.

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession, but in other instances Putnam may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in the fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Putnam may owe conflicting fiduciary duties to the fund and other client accounts. Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.
 Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.
 Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
 The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.

TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares. Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


MANAGEMENT

Trustees
-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held
with Fund and Length of          Principal
Service as a Putnam Fund     Occupation(s) During            Other Directorships
Trustee 2                       Past 5 Years                 Held by Trustee
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter                 President of Baxter        Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since 1994      Associates, Inc.,          Corporation (a printing and digital
                                  a private investment firm  imaging firm), Ryerson Tull, Inc.
                                  that she founded in 1986.  (a steel service corporation),
                                                             Advocate Health Care and BoardSource
                                                             (formerly the National Center for Nonprofit
                                                             Boards).  She is Chairman Emeritus of the
                                                             Board of Trustees, Mount Holyoke College,
                                                             having served as Chairman for five years and
                                                             as a board member for thirteen years.  Until
                                                             2002, Ms. Baxter was a Director of Intermatic
                                                             Corporation (a manufacturer of energy control
                                                             products).
-----------------------------------------------------------------------------------------------------------
Charles B. Curtis                 President and Chief        Member of the Council on Foreign
(4/27/40), Trustee since 2001     Operating Officer,         Relations, and the Trustee Advisory Council
                                  Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns
                                  (a private foundation      Hopkins University and a Senior Advisor to
                                  dealing with national      the United Nations Foundation.  Until 2003,
                                  security issues).          Mr. Curtis was a Member of the Electric
                                                             Power Research Institute Advisory Council,
                                                             and the University of Chicago Board of
                                                             Governors for Argonne National Laboratory.
                                                             Prior to 2002, Mr. Curtis was a Member of
                                                             the Board of Directors of the Gas Technology
                                                             Institute and the Board of Directors of the
                                                             Environment and Natural Resources Program
                                                             Steering Committee, John F. Kennedy School of
                                                             Government, Harvard University.  Until 2001,
                                                             Mr. Curtis was a Member of the Department of
                                                             Defense Policy Board and Director of EG&G
                                                             Technical Services, Inc. (a fossil energy
                                                             research and development support company).
-----------------------------------------------------------------------------------------------------------
John A. Hill                      Vice President and         Director of Devon Energy Corporation,
(1/31/42),                        Managing Director,         TransMontaigne Oil Company, Continuum
Trustee since 1985 and            First Reserve              Health Partners of New York and various
Chairman since 2000               Corporation (a             private companies controlled by First
                                  private equity buyout      Reserve Corporation, as well as a Trustee
                                  firm that specializes      of TH Lee Putnam Investment Trust (a
                                  in energy investments      closed-end investment company).  He is
                                  in the diversified         also a Trustee of Sarah Lawrence College.
                                  world-wide energy
                                  industry).
-----------------------------------------------------------------------------------------------------------
Ronald J. Jackson                 Private investor.          President of the Kathleen and Ronald J. Jackson
(12/17/43),                                                  Foundation (a charitable trust).  He is also
Trustee since 1996                                           a Member of the Board of Overseers of WGBH (a
                                                             public television and radio station) as well as
                                                             a Member of the Board of Overseers of the Peabody
                                                             Essex Museum.
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),         Elizabeth and James        Director of National Grid Transco (a UK
Trustee since 1997                Killian Professor of       based holding company with interests in
                                  Economics and Management,  electric and gas transmission and distribution,
                                  and Director of the        and telecommunications infrastructure).
                                  Center for Energy and      He also serves on the board of the Whitehead
                                  Environmental Policy       Institute for Biomedical Research (a non-profit
                                  Research at the            research institution) and has been President
                                  Massachusetts Institute    of the Yale University Council since 1993.
                                  of Technology.             Prior to February 2002, he was a Director of
                                                             State Farm Indemnity Company (an automobile
                                                             insurance company), and prior to March 2000,
                                                             he was a Director of New England Electric System
                                                             (a public utility holding company).
-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan               Partner in and Chairman    Trustee of Northeast Utilities and a
(2/25/38), Trustee                of Cambus-Kenneth          Director of Talbots, Inc. (a distributor of
since 1992                        Bloodstock, LLC (cattle    women's apparel) She is a trustee of Centre
                                  and thoroughbred horses).  College and of Midway College in Midway,
                                  She is President Emeritus  Kentucky.  She is also a Member of The Trustees of Mount Holyoke College.  of Reservations. Prior to 2001, Dr. Kennan
                                                             served on the oversight committee of the Folger
                                                             Shakespeare Library.  Prior to September 2000,
                                                             she was a Director of Chastain Real Estate; prior
                                                             to June 2000, she was a Director of Bell Atlantic
                                                             Corp.; and prior to November 1999, she was a
                                                             Director of Kentucky Home Life Insurance Co.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III               Chairman and CEO of        Director of Alex. Brown Realty, Inc., The Liberty
(6/15/41), Trustee                Ridgeway Farm (a limited   Corporation (a broadcasting company), Progress
since 1997                        liability company engaged  Energy, Inc. (a utility company, formerly known as
                                  in timber and farming).    Carolina Power & Light) and Sonoco Products, Inc.
                                                             (a packaging company).  Mr. Mullin is Trustee
                                                             Emeritus of Washington & Lee University where he
                                                             served as Chairman of the Investment Committee.
                                                             Prior to May 2001, he was a Director of Graphic
                                                             Packaging International Corp.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson               Senior Partner of Cabot    Chairman of the Joslin Diabetes Center, a Trustee
(3/15/45), Trustee                Properties, L.P. and       of Sea Education Association and a Director of
since 1984                        Chairman of Cabot          Brandywine Trust Company.  Prior to December 2001,
                                  Properties, Inc.  Prior    he served as a Trustee of Cabot Industrial Trust.
                                  to December 2001, he was
                                  President of Cabot
                                  Industrial Trust (a
                                  publicly traded real
                                  estate investment
                                  trust).
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens                Serves on a number         Director of Xcel Energy Incorporated (a public
(9/2/42), Trustee                 of corporate boards.       utility company), TransCanada Pipelines Limited,
since 1997                                                   Norske Canada, Inc. (a paper manufacturer) and
                                                             Qwest Communications.  Until 2003, Mr. Stephens
                                                             was a Director of Mail-Well, Inc. (a diversified
                                                             printing company). Prior to July 2001, Mr. Stephens
                                                             was Chairman of Mail-Well; and prior to October
                                                             1999, he was CEO of MacMillan-Bloedel, Ltd. (a
                                                             forest products company).
-----------------------------------------------------------------------------------------------------------
W. Nicholas Thorndike             Serves on the boards       Director of Courier Corporation (a book publisher
(3/28/33), Trustee                of various corporations    and manufacturer) and The Providence Journal Co.
since 1992                        and charitable             (a newspaper publisher). He is also a Trustee of
                                  organizations.             Northeastern University and an honorary Trustee
                                                             of Massachusetts General Hospital, where he
                                                             previously served as Chairman and President.
                                                             Prior to December 2001, he was a Trustee of Cabot
                                                             Industrial Trust; prior to September 2000, he was
                                                             a Director of Bradley Real Estate, Inc.; and
                                                             prior to April 2000, he was a Trustee of Eastern
                                                             Utilities Associates.
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------

*George Putnam III                President of New           Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee                Generation Research, Inc.  (a registered investment advisor), and a Trustee
since 1984 and                    (a publisher of financial  of St. Mark's School and Shore Country Day School.
President since                   advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea
2000                              research services) and     Education Association.
                                  New Generation Advisers,
                                  Inc. (a registered
                                  investment advisor to
                                  private funds).
                                  Both firms he founded
                                  in 1986.
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith                     Chairman of Putnam         Director of Trident Corp. (a limited partnership
(4/13/34), Trustee                Investments and            with over thirty institutional investors).  He
since 1986                        Director of Marsh &        is also a Trustee of the Carnegie Hall Society, the
                                  McLennan Companies, Inc.   Educational Broadcasting Corporation and the
                                  Prior to May 2000 and      National Museums of Scotland.  He is Chairman of the
                                  November 1999, Mr. Smith   Central Park Conservancy and a Member of the Board
                                  was Chairman and CEO,      of Overseers of the Joan and Sanford I. Weill
                                  respectively, of Marsh     Graduate School of Medical Sciences of Cornell
                                  & McLennan Companies, Inc. University.
-----------------------------------------------------------------------------------------------------------


1 The address of each Trustee is One Post Office Square, Boston, MA
  02109.  As of December 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam
  Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Investments and its affiliated companies.
  Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan
  Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam Funds. A.J.C. Smith is Chairman of Putnam
  Investments and serves as Director of Marsh & McLennan Companies, Inc.





Officers

In addition to George Putnam III , the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held       Length of Service with     Principal Occupation(s)
with Fund                     the Putnam Funds           During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments and
(7/26/38), Executive                                     Putnam Management.
Vice President, Treasurer
and Principal Financial
Officer
-----------------------------------------------------------------------------------------------------------
Patricia C. Flaherty          Since 1993                 Senior Vice President, Putnam Investments and
(12/1/46), Senior Vice                                   Putnam Management.
President
-----------------------------------------------------------------------------------------------------------
Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments.
(4/6/58), Vice
President
-----------------------------------------------------------------------------------------------------------
Gordon H. Silver              Since 1990                 Senior Managing Director, Putnam Investments, Putnam
(7/3/47), Vice President                                 Management and Putnam Retail Management.
-----------------------------------------------------------------------------------------------------------
William H. Woolverton         Since 2003                 Managing Director, Putnam Investments, Putnam
(1/17/51), Vice President                                Management and Putnam Retail Management.
and Chief Legal Officer
-----------------------------------------------------------------------------------------------------------
Karnig H. Durgarian           Since 2002                 Senior Managing Director, Putnam Investments.
(1/13/56), Vice President
and Principal Executive
Officer
-----------------------------------------------------------------------------------------------------------
Steven D. Krichmar            Since 2002                 Managing Director, Putnam Investments. Prior to 2001,
(6/27/58), Vice President                                Partner, PricewaterhouseCoopers LLP.
and Principal Financial
Officer
-----------------------------------------------------------------------------------------------------------
Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.
(6/5/62), Vice President
and BSA Compliance Officer
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments.
(1/24/58), Assistant
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Judith Cohen                  Since 1993                 Clerk and Assistant Treasurer, The Putnam Funds.
(6/7/45), Clerk and
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the Funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr. Joskow (Chairperson), and Messrs. Patterson, Stephens and Thorndike.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Board Policy and Nominating Committee currently consists of Ms. Baxter, Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Curtis, Jackson (Chairperson), Mullin and Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam, III, (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Dr. Kennan and Messrs. Curtis, Jackson, and Mullin.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Jackson, Patterson (Chairperson) and Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, III and Thorndike and Dr. Joskow.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consist of Messrs. Curtis (Chairperson), and Hill, and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow, Ms. Baxter and Mr. Putnam, III. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Thorndike (Chairperson), Patterson and Stephens.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2002, the firm serves as the investment manager for the funds in the Putnam Family, with over $164 billion in assets in over 13 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2002, Putnam Management and its affiliates managed nearly $251 billion in assets, including over $15 billion in tax-exempt securities and over $80 billion in retirement plan assets.

Putnam Management is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. The fund pays commissions on certain securities traded in the over-the-counter markets. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. For Putnam Prime Money Market Fund the fee paid to Putnam Investor Services is 0.01% per annum. Putnam Investor Services has won the DALBAR Service Award twelve times in the past thirteen years. In 1997, 1998, 2000, 2001 and 2002, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians.
 The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston,
Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open . Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.
 The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder's account on the last business day of each month. It is expected that a money market fund's net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder's accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Retail Management (at 1-800-225-1581).
This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds. These features include the sales charges and contingent deferred sales charges (CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers. As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B, Class C and Class R Shares describes the commissions payable by Putnam Retail Management to investment dealers.

* Putnam Prime Money Market Fund describes the special procedures applicable to that fund. Information in the other sections listed above is not applicable to that fund.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Retail Management.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semimonthly or weekly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are generally sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or CDSC. See the prospectus that offers class T shares for more information.

Class R shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments and trust companies. See the prospectus that offers class Y shares for more information.

Sales without sales charges, contingent deferred sales charges or redemption fees. The fund may sell shares without a sales charge or CDSC to:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their family members (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and transactions in connection with periodic portfolio rebalancings of certain wrap accounts. A redemption fee will also not be imposed in cases of shareholder death or disability or other circumstances in which a CDSC would be waived as stated above.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds only:


For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds
only:
                                    CLASS A                      CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  5.75%          5.00%          3.50%          3.00%
50,000 but under 100,000      4.50           3.75           2.50           2.00
100,000 but under 250,000     3.50           2.75           1.50           1.00
250,000 but under 500,000     2.50           2.00           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------



For Income Funds only (except for Putnam Intermediate U.S. Government
Income Fund):

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  4.75%          4.25%           3.25%         3.00%
50,000 but under 100,000      4.50           4.00            2.25          2.00
100,000 but under 250,000     3.50           3.00            1.50          1.25
250,000 but under 500,000     2.50           2.25            1.00          1.00
500,000 but under 1,000,000   2.00           1.75            NONE          NONE
1,000,000 and above           NONE           NONE            NONE          NONE
-------------------------------------------------------------------------------------




For Putnam Intermediate U.S. Government Income Fund only:

                                   CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 100,000                 3.25%           3.00%         2.00%          1.80%
100,000 but under 250,000     2.50            2.25          1.50           1.30
250,000 but under 500,000     2.00            1.75          1.00           1.00
500,000 but under 1,000,000   1.50            1.25          NONE           NONE
1,000,000 and above           NONE            NONE          NONE           NONE
-------------------------------------------------------------------------------------




For Tax Free Funds only:

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 25,000                  4.75%           4.50%         3.25%          3.00%
25,000 but under 50,000       4.50            4.25          3.25           3.00
50,000 but under 100,000      4.50            4.25          2.25           2.00
100,000 but under 250,000     3.75            3.50          1.50           1.25
250,000 but under 500,000     3.00            2.75          1.00           1.00
500,000 but under 1,000,000   2.00            1.85          NONE           NONE
1,000,000 and above           NONE            NONE          NONE           NONE
-------------------------------------------------------------------------------------



Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Retail Management.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase; and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held by the investor in all of the Putnam funds (except money market funds); and

(b) any shares of money market funds acquired by exchange from other Putnam funds; and

(iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail
Management or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Purchases of $1 million or more of Class A shares. Purchases of class A shares of $1 million or more are not subject to an initial sales charge, but may be subject to a CDSC, as described below, unless the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail
Management if a CDSC would otherwise apply.

* For a class A qualified benefit plan (any employer-sponsored plan or arrangement), a CDSC of 0.50% (0.75% for a plan with less than $5 million in Putnam funds and other investments managed by Putnam Management or its affiliates) applies if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, unless the dealer has entered into other arrangements satisfactory to Putnam Retail Management.

* For any other purchaser, a CDSC of 1.00% or 0.50% applies to redemptions within the first or second year, respectively, of purchase.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Purchases of less than $1 million of Class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA that is not part of a Class A qualified benefit plan addressed above with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC. Putnam Retail Management does not pay commissions to the dealer of record at the time of the sale of such shares.

Purchases of Class M shares for rollover IRAs. Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

                                    Class M CDSC and dealer commission
                                    ----------------------------------
All growth, blend, value and asset
allocation funds:                                 0.65%
All income funds (except Putnam Money
Market Fund):                                     0.40%
Putnam Money Market Fund                          0.15%

Sales Charge Waiver for Purchases Derived from Non-Putnam Funds. For customers of broker-dealers that have a sales charge waiver agreement with Putnam Retail Management, the sales charge will be waived on purchases of Putnam funds derived from the proceeds of redemptions of shares of non-Putnam mutual funds on which the investor has previously paid a sales charge. Please consult Putnam or your financial adviser for more information.

Additional Information About Class B, Class C and Class R Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid service fee). For Putnam Intermediate U.S. Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund, and may, at its discretion, pay financial intermediaries up to a 1.00% commission on sales of class R shares of a fund. Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Putnam Prime Money Market Fund

The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from other Putnam funds. The fund's prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds.

No initial or contingent deferred sales charges apply to shares of the fund.


DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.
No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                          Fund
----                          ----
0.25%                         All funds currently making payments under a class A
                              distribution plan, except for those listed below
0.20%                         Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund
0.20% for shares purchased
on or before 12/31/89;        Putnam Convertible Income-Growth Trust
0.25% for shares
purchased after 12/31/89      The George Putnam Fund of Boston
                              Putnam Global Equity Fund (formerly Putnam Global Growth Fund)
                              Putnam Global Natural Resources Fund
                              Putnam Health Sciences Trust
                              The Putnam Fund for Growth and Income
                              Putnam Investors Fund
                              Putnam Vista Fund
                              Putnam Voyager Fund
0.20% for shares purchased
on or before 3/31/90;         Putnam High Yield Trust
0.25% for shares
purchased after 3/31/90       Putnam U.S. Government Income Trust
0.20% for shares purchased
on or before 3/31/91;         Putnam Income Fund
0.25% for shares
purchased after 3/31/91
0.20% for shares purchased
on or before 5/7/92;          Putnam Municipal Income Fund
0.25% for shares
purchased after 5/7/92
0.15% for shares purchased
on or before 3/6/92;          Putnam Michigan Tax Exempt Income Fund
0.20% for shares
purchased after 3/6/92        Putnam Minnesota Tax Exempt Income Fund
                              Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased
on or before 5/11/92;         Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares
purchased after 5/11/92
0.15% for shares purchased
on or before 7/12/92;         Putnam New York Tax Exempt Opportunities Fund
0.20% for shares
purchased after 7/12/92
0.15% for shares purchased
on or before 12/31/92;        Putnam California Tax Exempt Income Fund
0.20% for shares
purchased after 12/31/92      Putnam New Jersey Tax Exempt Income Fund
                              Putnam New York Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund
0.15% for shares purchased
on or before 3/5/93;          Putnam Arizona Tax Exempt Income Fund
0.20% for shares
purchased after 3/5/93
0.15% for shares purchased
on or before 7/8/93;          Putnam Florida Tax Exempt Income Fund
0.20% for shares
purchased after 7/8/93        Putnam Pennsylvania Tax Exempt Income Fund
                              Putnam Money Market Fund
0.00%                         Putnam Tax Exempt Money Market Fund



Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.25%                          All funds currently making payments under a class B
                               distribution plan, except for those listed below
0.25%, except that the first   Putnam Municipal Income Fund
year's service fees of 0.25%   Putnam Tax-Free Insured Fund
are prepaid at time of sale    Putnam Tax-Free High Yield

0.25% , except that the first  Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%   Putnam California Tax Exempt Income Fund
are prepaid at time of sale    Putnam Florida Tax Exempt Income Fund
                               Putnam Massachusetts Tax Exempt Income Fund
                               Putnam Michigan Tax Exempt Income Fund
                               Putnam Minnesota Tax Exempt Income Fund
                               Putnam New Jersey Tax Exempt Income Fund
                               Putnam New York Tax Exempt Income Fund
                               Putnam New York Tax Exempt Opportunities Fund
                               Putnam Ohio Tax Exempt Income Fund
                               Putnam Pennsylvania Tax Exempt Income Fund
                               Putnam Tax Exempt Income Fund

0.00%                          Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
1.00%                          All funds currently making payments under a class C
                               distribution plan, except the fund listed below

0.50%                          Putnam Money Market Fund


Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
0.65%                          All growth, blend, value and asset allocation funds currently making payments under a class M distribution plan

0.40%                          All income funds currently making payments under a class M distribution plan (except for Putnam Money Market Fund)
0.15%                          Putnam Money Market Fund


Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.50%                          All funds currently making payments under a class R
                               distribution plan

Dealers may share a portion of the Class R distribution fee with third parties who provide services to plans investing in Class R shares and participants in such plans.


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.25%                          Putnam Money Market Fund

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.10%                          Putnam Money Market Fund


INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m. Boston time for more information, including account balances. Shareholders can also visit the Putnam web site at http://www.putnaminvestments.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The exchange privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor
Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios. The proxy voting guidelines summarize the funds' positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A. In accordance with SEC regulations, the fund's proxy voting record for the twelve-month period ended June 30, 2004 will be filed with the SEC no later than August 31, 2004.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

Total return is also presented on an after-tax basis. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only, and will vary for other share classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

ADVERTISING AND SALES LITERATURE

In advertising and sales literature, the performance of a fund may be compared with indices or averages of the performance of certain other mutual funds, as well as other competing investment and deposit products (such as certificates of deposit) available from or through other financial institutions. The composition of these indices, averages or investments usually differs from the composition of a fund's portfolio. Investors should consider such differences and other features of an investment when comparing a fund to an alternative investment.

Sales literature relating to a fund may include portfolio characteristics, such as: (i) listings of some or all of the fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information, such as alpha, beta, and R-squared, as well as comparisons of that information to similar statistics for the securities comprising indices or averages; (iii) the portfolio's relative sector weightings compared to a benchmark; and (iv) descriptions of the fund management teams' economic and market outlook, generally and for the fund, which are subject to change and vary over time.

Various newspapers and publications may also mention a fund's portfolio characteristics, performance, portfolio leader and/or portfolio team members. Employees of Putnam Investments may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the funds.

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. These independent statistical agencies include: Lipper, Inc., Morningstar, Inc., Ibbotson Associates Inc, Ned Davis Research and Wiesenberger. These agencies measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Inc. distributes mutual fund rankings. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund rankings. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

Wiesenberger, a division of Thomson Financial, publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or certain fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in such publications, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent and Putnam-administered, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark for fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

Credit Suisse First Boston High Yield Index is an index that is market-weighted and includes publicly traded bonds having a rating below BBB by Standard & Poor's or Baa by Moody's.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

The Goldman Sachs Technology Indexes are a series of benchmarks that measure the technology sector.

The Lehman Aggregate Bond Index is an index of investment-grade bonds.

The Lehman Credit Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Intermediate Government Bond Index is an index, which primarily includes publicly-issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) that have maturities between one and 9.9 years.

The Lehman Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

The Lehman Municipal Bond Index is an index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

The Lipper Balanced Fund Average is an arithmetic average of the total return of all balanced mutual funds tracked by Lipper Inc.

The Lipper California Money Market Average is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Convertible Securities Fund Average is an arithmetic average of the total return of all convertible securities mutual funds tracked by Lipper Inc.

The Lipper Large-Cap Value Fund Average is an arithmetic average of the total return of all large-cap value mutual funds tracked by Lipper Inc.

The Lipper New York Money Market Average is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Inc.

The Lipper Multi-Cap Value Fund Average is an arithmetic average of the total return of all multi-cap value mutual funds tracked by Lipper Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper Inc. that invest at least 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Inc.

The Lipper Utilities Fund Average is an arithmetic average of the total return of all utilities mutual funds tracked by Lipper Inc that invest at least 65% of their equity holdings in the utilities industries.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual (or fixed rate) preferred stocks commonly used as a general measure of performance for the preferred stock market.

The Morgan Stanley Capital International All-Country World Free Index is an index of global equity securities of companies in 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Basin Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Ex-U.S. Index is an index of equity securities from Europe, Australia, the Far East and the Americas with the exception of the United States, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

George Putnam Blended Benchmark, is a benchmark administered by Putnam Management that is 60% from the Standard & Poor's 500 Barra/Value Index and 40% from the Lehman Aggregate Bond Index.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the Russell 3000 Index total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 1000 Value Index is an index that measures the performance of those Russell 1000 Index companies chosen for their value orientation.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 2000 Value Index is an index of Russell 2000 Index companies chosen for their value orientation.

The Russell 2500 Index is an index composed of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 17% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Growth Index is an index of Russell 2500 Index companies chosen for their growth orientation.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell 3000 Value Index is an index of Russell 3000 Index companies chosen for their value orientation.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 Index total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index.
 Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate.
Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Russell Top 200 Growth Index is an index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

The Salomon Smith Barney Extended Market Index is an index of global equity securities, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Smith Barney World Ex-U.S. Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

The Salomon Smith Barney World Ex-U.S. Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their value orientation.

The Salomon Smith Barney World Ex-U.S. Extended Index is an index of those companies whose capitalization falls within the bottom quintile of the Salomon Smith Barney World Index.

The Salomon Smith Barney World Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their growth orientation.

The Salomon Smith Barney World Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their value orientation.

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's Utilities Index is an index of common stocks issued by utility companies.

Standard & Poor's/Barra Value Index is an index that contains firms with higher book-to-price ratios. This index is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/ or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"         -- Putnam Investment Management, LLC, the
                               fund's investment manager.

"Putnam Retail Management"  -- Putnam Retail Management Limited
                               Partnership, the fund's principal underwriter.

"Putnam Fiduciary Trust     -- Putnam Fiduciary Trust Company,
 Company"                      the fund's custodian.

"Putnam Investor Services"  -- Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the fund's investor servicing agent.

"Putnam Investments"        -- The name under which Putnam LLC, the
                               parent company of Putnam Management and its affiliates, generally conducts business.


Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of Trustee Administration who is appointed to assist in the coordination and voting of the fund's proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I.  BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the board of directors
------------------------------------------

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

 The funds will withhold votes for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit, and compensation committees composed solely of independent directors

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members); and, in the case of audit committee members, no compensation for non-board services). As indicated below, the funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary: The funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

The funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

The funds will vote on a case-by-case basis in contested elections of directors.

* The funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option plans that will result in an average annual dilution of 1.67% or less
(including all equity-based plans).

The funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

Acquisitions, mergers, reincorporations, reorganizations and
------------------------------------------------------------
other transactions
------------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

Anti-takeover measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other business matters
----------------------

Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the fund's proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF FOREIGN ISSUERS

Many of the funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market.
Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

The funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on case-by-case basis on proposals relating to
(1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

As adopted March 14, 2003


Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds'
Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration, and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President, and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003